Exhibit 10.12

EXECUTION VERSION

DIAMOND S SHIPPING INC.

33 Benedict Place

Greenwich, CT 06830

May 14, 2019

Nordea Bank Abp, New York Branch, as Administrative Agent

1211 Avenue of Americas

New York, New York 10036

Amendment Letter:	US $360,000,000 Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain credit agreement dated as of March 27, 2019 (the “Credit Agreement”), providing for a term loan facility and a revolving loan facility made by and among, inter alios, (i) Diamond S Shipping Inc., a company organized under the laws of the Republic of the Marshall Islands, as borrower (the “Borrower”), (ii) the banks, financial institutions and other institutional lenders listed on the signature pages thereof, as lenders (the “Lenders”) and (iii) Nordea Bank Abp, New York Branch, as administrative agent and collateral agent (together with any successor administrative agent and collateral agent appointed pursuant to Section 10 of the Credit Agreement, the “Administrative Agent” or as applicable, the “Collateral Agent”) for the Secured Creditors. Unless otherwise expressly defined herein, terms which are defined in the Credit Agreement have the same meaning when used herein.

We hereby request that an amendment be made to the Credit Agreement, pursuant to which the amendments set forth below under the heading “Amendments to the Credit Agreement” will be made. Kindly indicate your acceptance and agreement with the foregoing provisions of this amendment letter (the “Amendment Letter”) by executing this Amendment Letter in the space indicated below.

This Amendment Letter shall become effective on the date (the “Amendment Effective Date”) when the Required Lenders shall have signed a counterpart hereof and shall have delivered the same to the Administrative Agent.

Amendments to the Credit Agreement.

Upon the Amendment Effective Date, and subject to the occurrence thereof, the Credit Agreement shall be amended to reflect the following:

(a)       Schedule X (Scheduled Term Loan Amortization Payment Amount) of the Credit Agreement shall be deleted in its entirety and replaced with the new Schedule X attached hereto.

(b)       The definition of “Payment Date” appearing in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety and replaced with the following definition:

““Payment Date” shall mean the last Business Day of each September, December, March and June, commencing with September 30, 2019, as set forth on Schedule X hereto.”.

(c)       The definition of “Scheduled Term Loan Amortization Payment Amount” appearing in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety and replaced with the following definition:

““Scheduled Term Loan Amortization Payment Amount” shall mean for any Payment Date, $13,750,000.00, as such amount may be reduced from time to time pursuant to Section 4.02(d). The Scheduled Term Loan Amortization Payment Amount for each Payment Date as of the Closing Date is set forth on Schedule X.”.

(d)       Clause 7.12(b) of the Credit Agreement shall be deleted in its entirety and replaced with the following new language:

“(b) Notwithstanding the requirements set forth in clause (a), Earnings for the Collateral Vessels described in Part 1 of Schedule VI shall be permitted to be deposited into one or more deposit accounts held by a Collateral Vessel Owner at Hamburg Commercial Bank (“HCB”), ING Bank N.V. (“ING”) and/or Credit Agricole Corporate and Investment Bank (“CACIB”), which Earnings are payable in connection with charter agreements and other contracts of employment for such Collateral Vessels existing on the Closing Date; provided that, (A) with respect to the deposit accounts held by the Collateral Vessel Owners at HCB and CACIB, (x) not later than May 31, 2019, each relevant Collateral Vessel Owner shall have provided evidence to the Administrative Agent that the signatories on such accounts are Authorized Officers of such Collateral Vessel Owners and (y) not later than May 31, 2019 (subject to extensions to be reasonably agreed upon by the Administrative Agent), (i) each relevant Collateral Vessel Owner shall have executed and delivered an account pledge agreement over the relevant accounts at HCB and CACIB pursuant to documentation in form and substance reasonably acceptable to the Required Lenders (each, an “Additional Account Pledge Agreement”), (ii) each relevant Collateral Vessel Owner shall have closed such accounts and all amounts on deposit transferred to an Earnings Account and/or (iii) each relevant Collateral Vessel Owner shall have entered into other arrangements for amounts on deposit in such accounts to be periodically swept into an Earnings Account pursuant to documentation satisfactory to the Required Lenders and (B) with respect to the deposit accounts held by the relevant Collateral Vessel Owner at ING, not later than May 31, 2019 (subject to extensions to be reasonably agreed upon by the Administrative Agent), such Collateral Vessel Owner shall close such deposit accounts.”.

Miscellaneous Provisions.

In order to induce the Lenders to enter into this Amendment Letter, the Borrower hereby represents and warrants (on behalf of itself and the other Credit Parties) that (i) no Default or Event of Default exists on the Amendment Effective Date both before and after giving effect to this Amendment Letter and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Amendment Effective Date after giving effect to this Amendment Letter, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

This Amendment Letter is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or any other Credit Document or (ii) prejudice any right or rights which any of the Lenders or the Agents now have or may have in the future under or in connection with the Credit Agreement or the Credit Documents.

THIS AMENDMENT LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The following provisions of the Credit Agreement are incorporated herein by reference, mutatis mutandis: Sections 11.01 (Payment of Expenses, etc.), 11.08 (Agreement Binding), 11.10 (Counterparts; Integration) and 11.21 (Severability).

From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby. This Amendment Letter shall constitute a Credit Document.

[Signature pages follow]

Very truly yours,

DIAMOND S SHIPPING INC.

By:	/s/ Kevin Kilcullen
Name:	Kevin Kilcullen
Title:	Chief Financial Officer

[US $360,000,000 Credit Agreement Amendment Request]

CONSENTED TO AND AGREED this 14th day of May, 2019

NORDEA BANK ABP, NEW YORK BRANCH,
as Administrative Agent, Collateral Agent and Lender

By:	/s/ Martin Lunder
Name:	Martin Lunder
Title:	Managing Director

By:	/s/ Lynn Sauro
Name:	Lynn Sauro
Title:	Director

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL),
as Lender

By:	/s/ Helene Hellners
Name:	Helene Hellners
Title:

By:	/s/ Sari Kahelin
Name:	Sari Kahelin
Title:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Lender

By:	/s/ Manon Didier
Name:	Manon Didier
Title:	Vice President

By:	/s/ George Gkanasoulis
Name:	George Gkanasoulis
Title:	Director

[US $360,000,000 Credit Agreement Amendment Request]

NATIONAL AUSTRALIA BANK LIMITED,
as Lender

By:	/s/ Daniel Carr
Name:	Daniel Carr
Title:	Director

By:	/s/ Matt Richardson
Name:	Matt Richardson
Title:	Associate Director

[US $360,000,000 Credit Agreement Amendment Request]

SCHEDULE X

SCHEDULED TERM LOAN AMORTIZATION PAYMENT AMOUNT

Payment Date	Scheduled Term Loan Amortization Payment Amount
September 30, 2019	US$ 13,750,000.00
December 31, 2019	US$ 13,750,000.00
March 31, 2020	US$ 13,750,000.00
June 30, 2020	US$ 13,750,000.00
September 30, 2020	US$ 13,750,000.00
December 31, 2020	US$ 13,750,000.00
March 31, 2021	US$ 13,750,000.00
June 30, 2021	US$ 13,750,000.00
September 30, 2021	US$ 13,750,000.00
December 31, 2021	US$ 13,750,000.00
March 31, 2022	US$ 13,750,000.00
June 30, 2022	US$ 13,750,000.00
September 30, 2022	US$ 13,750,000.00
December 31, 2022	US$ 13,750,000.00
March 31, 2023	US$ 13,750,000.00
June 30, 2023	US$ 13,750,000.00
September 30, 2023	US$ 13,750,000.00
December 31, 2023	US$ 13,750,000.00
Maturity Date	US$ 52,500,000.00